Statement of Additional Information
Supplement                            May 26, 2023

Exponential Technologies Fund

ETAEX        Class A Shares        ETCEX Class C Shares
ETNEX        Class N Shares        ETIEX Class I Shares

(the “Fund”)

This information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Fund, dated November 1, 2022.

Effective on or about July 26, 2023, paragraph (e) under the section of the SAI entitled “Other Investment Policies” is replaced in its entirety with the following:

e)	(Exponential Technologies Fund only) Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in companies that the Adviser believes are participating in and benefitting from technologies, innovations, technology themes, or technology trends.

Effective June 26, 2023, the section of the SAI entitled “Redemption Fee” is deleted in its entirety.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2022, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.

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